UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 21, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Property Acquisition

As previously disclosed, on June 29, 2011 (the “Note Acquisition Date”), TNP Strategic Retail Trust, Inc. (the “Company”), through TNP SRT Constitution Trail, LLC (“TNP SRT Constitution”), a wholly owned subsidiary of the Company’s operating partnership, acquired an indirect interest in three distressed mortgage loans from M&I Marshall & Ilsley Bank, a Wisconsin state-chartered bank (the “Mortgage Lender”), in the original aggregate principal amount of $42,467,593 (collectively, the “Mortgage Loans”). The Mortgage Loans were made in favor of Constitution Trail, LLC, an unaffiliated third party borrower (the “Borrower”), and were secured by a multi-tenant retail center located in Normal, Illinois, a suburb of Bloomington, Illinois, commonly known as the Constitution Trail Centre (the “Constitution Trail Property”). The Borrower was in default under the Mortgage Loans as of the Note Acquisition Date. On June 29, 2011, TNP SRT Constitution took over the foreclosure proceedings against the Borrower which were previously begun by the Mortgage Lender.

On October 21, 2011 (the “Closing Date”), TNP SRT Constitution acquired fee title to the Constitution Trail Property pursuant to a consent foreclosure proceeding. In connection with TNP SRT Constitution’s acquisition of the Constitution Trail Property, TNP SRT Constitution acquired a mortgage loan (the “Constitution Trail Loan”) from TL DOF III Holding Corporation, an unaffiliated third party lender (the “Constitution Trail Lender”), evidenced by a promissory note in the aggregate principal amount of $15,543,696 (the “Constitution Trail Note”). The Constitution Trail Loan is secured by the Constitution Trail Property. For additional information on the terms of the Constitution Trail Loan, see Item 2.03 below.

Management of Property

On the Closing Date, TNP SRT Constitution and TNP Property Manager, LLC (the “Property Manager”), an affiliate of the Company, entered into a Property and Asset Management Agreement (the “Management Agreement”), pursuant to which TNP SRT Constitution engaged the Property Manager to supervise, manage, lease, operate and maintain the Constitution Trail Property. Pursuant to the Management Agreement, TNP SRT Constitution will pay the Property Manager an annual management fee (the “Management Fee”), payable in monthly installments, equal to 5.0% of Gross Revenue (as defined in the Management Agreement). In addition, upon a sale of the Constitution Trail Property, TNP SRT Constitution will pay the Property Manager an amount equal to one monthly installment of the Management Fee as compensation for work to be performed by the Property Manager in connection with the sale and/or completion of managing matters relating to the tenants of the Constitution Trail Property.

The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Termination of Existing Loan

As previously disclosed, TNP SRT Constitution financed a portion of the purchase price for the Mortgage Loans with the proceeds of a loan from the Constitution Trail Lender evidenced by a promissory note in the aggregate principal amount of $15,300,000 (the “Original Note”). The Original Note was issued pursuant to a Credit Agreement between the Constitution Trail Lender and TNP SRT Constitution (the “Credit Agreement”). The Credit Agreement provided that if TNP SRT Constitution acquired fee title to the Constitution Trail Property by reason of foreclosure, the acceptance of a deed-in-lieu of foreclosure or otherwise, TNP SRT Constitution and the

Constitution Trail Lender would enter into mortgage loan documents evidencing a new mortgage loan, secured by the Constitution Trail Property, from Constitution Trail Lender to TNP SRT Constitution on similar terms. On the Closing Date, pursuant to the terms of the Credit Agreement, TNP SRT Constitution and the Constitution Trail Lender (i) terminated the Credit Agreement, (ii) cancelled the Original Note and (iii) entered into mortgage loan documents evidencing a new mortgage loan secured by the Constitution Trail Property, as described below.

Constitution Trail Property Loan

On the Closing Date, TNP SRT Constitution borrowed $15,543,696 from the Constitution Trail Lender pursuant to the Constitution Trail Note. The entire unpaid principal balance of the Constitution Trail Loan and all accrued and unpaid interest thereon is due and payable in full on October 31, 2014. The Constitution Trail Loan bears interest at a rate of 15.0% per annum, with interest at the rate of 10.0% per annum payable monthly during the term of the Constitution Trail Loan and interest at the rate of 5.0% per annum accruing monthly during the term of the Constitution Trail Loan (to be added to the principal amount of the Constitution Trail Loan). After the occurrence of and during the continuance of any event of default under the Constitution Trail Note, the Mortgage (as defined below) or any of the other documents related to the Constitution Trail Loan (collectively, the “Loan Documents”), the Constitution Trail Loan will bear interest at a rate of 20.0% per annum. TNP SRT Constitution will pay the Constitution Trail Lender a late fee in the amount of 5.0% of any amount payable by TNP SRT Constitution under the Constitution Trail Note that is more than five days past due.

TNP SRT Constitution may voluntarily prepay all, but not less than all, of the Constitution Trail Loan at any time; provided, however, that (i) any such prepayment must be accompanied by the payment of an exit fee equal to 1.0% of the amount being prepaid (the “Exit Fee”) and all accrued and unpaid interest, and (ii) any such prepayment made prior to the last month of the term of the Constitution Trail Loan must be accompanied by a premium (the “Prepayment Premium”) in an amount equal to (a) all amounts paid by TNP SRT Constitution with respect to the Constitution Trail Loan (excluding a $76,500 origination fee paid pursuant to the Credit Agreement), subtracted from (b) $22,950,000 (the “Applicable Amount”); provided, however, that the Applicable Amount will be reduced by $1.50 for every $1.00 of the principal amount of the Constitution Trail Loan that is prepaid on or prior to December 30, 2011, not to exceed, in respect of such prepayments, $10,000,000. Notwithstanding the foregoing, TNP SRT Constitution may prepay up to $10,000,000 of the Constitution Trail Loan on or before December 30, 2011, which such prepayment will not be subject to the Prepayment Premium, but will be subject to the Exit Fee.

TNP SRT Constitution’s obligations under the Constitution Trail Loan are secured by (i) a Mortgage, Security Agreement and Assignment of Leases and Rents in favor of the Constitution Trail Lender with respect to the Constitution Trail Property (the “Mortgage”), (ii) an Assignment of Leases and Rents by TNP SRT Constitution in favor of the Constitution Trail Lender with respect to the Constitution Trail Property, (iii) a Collateral Assignment of Agreements, Permits and Contracts by TNP SRT Constitution in favor of the Constitution Trail Lender with respect to all permits, license and franchise agreements, operating contracts, licenses, all management, service, supply and maintenance agreements, and any other agreements, permits or contracts entered into by TNP SRT Constitution with respect to the Constitution Trail Property and (iv) an Assignment of Management Agreement and Subordination of Management Fees by TNP SRT Constitution and the Property Manager in favor of the Constitution Trail Lender, pursuant to which (a) TNP SRT Constitution assigns to Constitution Trail Lender all of TNP SRT Constitution’s rights and interest in and to the Management Agreement, such assignment to become effective, at the option of Constitution Trail Lender, upon any event of default by TNP SRT Constitution under the Loan Documents, and (b) the Management Fees payable pursuant to the Management Agreement and the Property Manager’s rights to such Management Fees are subject to and unconditionally subordinated to the payment of the obligations under the Loan Documents.

In connection with the Constitution Trail Loan, the Company and Anthony W. Thompson, the Company’s chairman and chief executive officer (collectively, the “Guarantors”), have entered into a Recourse Guaranty in favor of the Constitution Trail Lender (the “Guaranty”). Pursuant to the Guaranty, the Guarantors, on a joint and several basis, absolutely and unconditionally guaranty to the Constitution Trail Lender (i) the payment and performance in full of all amounts payable pursuant to the Constitution Trail Note upon (a) the occurrence of any bankruptcy, insolvency, reorganization, liquidation or dissolution with respect to TNP SRT Constitution or either Guarantor, (b) the Company’s sponsor and/or the Company ceasing at any time to own at least 50% of the direct or indirect beneficial interests in TNP SRT Constitution without the Constitution Trail Lender’s prior consent, or (c)

the violation of the special purpose covenants set forth in the Mortgage, if such violation results in the substantive consolidation of the assets of TNP SRT Constitution with the assets of any other person, and (ii) any loss or damage suffered by Constitution Trail Lender (including, without limitation, reasonable attorneys’ fees) by reason of, among other things, (a) fraud or material misrepresentation or physical waste of the Constitution Trail Property by TNP SRT Constitution, (b) TNP SRT Constitution’s collection of rents under leases for a period in excess of 30 days, (c) the misapplication of tenant security deposits, (d) any breach of the provisions of the Environmental Indemnity (as defined below) or the provisions of the Mortgage relating to hazardous materials, (e) TNP SRT Constitution’s failure to comply with certain provisions of the Mortgage, and (f) TNP SRT Constitution’s failure to apply all rents and other proceeds of the Constitution Trail Property in accordance with the terms of the Loan Documents or to the maintenance and repair of the Constitution Trail Property during the continuance of an event of default under the Loan Documents.

In connection with the Constitution Trail Loan, the Company, TNP SRT Constitution and Anthony W. Thompson (the “Indemnitors”) have entered into an Environmental Indemnity Agreement in favor of the Constitution Trail Lender (the “Environmental Indemnity”). Pursuant to the Environmental Indemnity, the Indemnitors have agreed, on a joint and several basis, to unconditionally indemnify, defend and hold harmless the Constitution Trail Lender and its directors, officers, employees, agents and representatives, from and against any loss, liability, damage, expense, claims, penalty, fine, suit or proceeding (including, without limitation, reasonable attorneys’ and experts’ fees and court costs) arising with respect to or in connection with (i) the Constitution Trail Property under any present or future local, state, federal or international law relating to public health, safety or the environment, or (ii) the presence or alleged presence of certain hazardous materials on, about, under, in, around or deriving from the Constitution Trail Property.

The material terms of the agreements described in this Item 2.03 are qualified in their entirety by the agreements attached as Exhibits 10.2 through 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 25, 2011, the Company distributed a press release announcing the acquisition of the Constitution Trail Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements.

It is not practical at this time to provide the required financial statements for the acquired real property described in this Current Report on Form 8-K, and no financial statements (audited or unaudited) are available at this time. The required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

See paragraph (a) above.

(d)	Exhibits

Exhibit	Description

10.1	Property and Asset Management Agreement, dated as of October 21, 2011, by and between TNP SRT Constitution Trail, LLC and TNP Property Manager, LLC

10.2	Promissory Note, dated as of October 21, 2011, by TNP SRT Constitution Trail, LLC in favor of TL DOF III Holding Corporation

10.3	Mortgage, Security Agreement and Assignment of Leases and Rents, dated as of October 21, 2011, by SRT Constitution Trail, LLC in favor of TL DOF III Holding Corporation

10.4	Assignment of Leases and Rents, dated as of October 21, 2011, by TNP SRT Constitution Trail, LLC in favor of TL DOF III Holding Corporation

10.5	Collateral Assignment of Agreements, Permits and Contracts, dated as of October 21, 2011, by TNP SRT Constitution Trail, LLC in favor of TL DOF III Holding Corporation

10.6	Assignment of Management Agreement and Subordination of Management Fees, dated as of October 21, 2011, by and among TNP SRT Constitution Trail, LLC, TL DOF III Holding Corporation and TNP Property Manager, LLC

10.7	Recourse Guaranty, dated as of October 21, 2011, by Anthony W. Thompson and TNP Strategic Retail Trust, Inc. for the benefit of TL DOF III Holding Corporation

10.8	Environmental Indemnity Agreement, dated as of October 21, 2011, by TNP SRT Constitution Trail, LLC, Anthony W. Thompson and TNP Strategic Retail Trust, Inc. for the benefit of TL DOF III Holding Corporation

99.1	Press Release dated October 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: October 27, 2011	By:	/s/ James Wolford
James Wolford
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Property and Asset Management Agreement, dated as of October 21, 2011, by and between TNP SRT Constitution Trail, LLC and TNP Property Manager, LLC

10.2	Promissory Note, dated as of October 21, 2011, by TNP SRT Constitution Trail, LLC in favor of TL DOF III Holding Corporation

10.3	Mortgage, Security Agreement and Assignment of Leases and Rents, dated as of October 21, 2011, by SRT Constitution Trail, LLC in favor of TL DOF III Holding Corporation

10.4	Assignment of Leases and Rents, dated as of October 21, 2011, by TNP SRT Constitution Trail, LLC in favor of TL DOF III Holding Corporation

10.5	Collateral Assignment of Agreements, Permits and Contracts, dated as of October 21, 2011, by TNP SRT Constitution Trail, LLC in favor of TL DOF III Holding Corporation

10.6	Assignment of Management Agreement and Subordination of Management Fees, dated as of October 21, 2011, by and among TNP SRT Constitution Trail, LLC, TL DOF III Holding Corporation and TNP Property Manager, LLC

10.7	Recourse Guaranty, dated as of October 21, 2011, by Anthony W. Thompson and TNP Strategic Retail Trust, Inc. for the benefit of TL DOF III Holding Corporation

10.8	Environmental Indemnity Agreement, dated as of October 21, 2011, by TNP SRT Constitution Trail, LLC, Anthony W. Thompson and TNP Strategic Retail Trust, Inc. for the benefit of TL DOF III Holding Corporation

99.1	Press Release dated October 25, 2011